UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2005

NAVARRE CORPORATION

(Exact name of Registrant as specified in its charter)

Minnesota	000-22982	41-1704319

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7400 49th Avenue North, New Hope, MN 55428

(Address of principal executive offices)

Registrant’s telephone number, including area code: (763) 535-8333

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On May 31, 2005, Navarre Corporation issued a press release, attached hereto as Exhibit 99.1, announcing the postponement of its release of its fourth quarter and year-end 2005 financial results and related investor call.

Item 9.01. Financial Statements and Exhibits.

     On May 31, 2005, Navarre Corporation issued a press release, attached hereto as Exhibit 99.1, announcing the postponement of its release of its fourth quarter and year-end 2005 financial results and related investor call.

     (c) The following exhibits are filed with this Form 8-K:

Exhibit No.	Description
99.1	Press Release issued by Navarre Corporation, dated May 31, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAVARRE CORPORATION
Dated: June 1, 2005	By:	/s/ JAMES G. GILBERTSON
		Name:	James G. Gilbertson
		Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Navarre Corporation, dated May 31, 2005.